UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 4, 2024

Date of Report (Date of earliest event reported)

GLOBALINK INVESTMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41122	36-4984573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Continental Drive, Suite 401 Newark, Delaware	19713
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +6012 405 0015

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLLI	The Nasdaq Stock Market LLC
Warrants	GLLIW	The Nasdaq Stock Market LLC
Rights	GLLIR	The Nasdaq Stock Market LLC
Units	GLLIU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements.

As previously disclosed by Globalink Investment Inc., a Delaware corporation (“Globalink”) in a Current Report on Form 8-K filed on May 24, 2024 with the U.S. Securities and Exchange Commission (the “SEC”), Globalink entered into an amended and restated merger agreement, dated May 20, 2024 (the “Merger Agreement”), with Alps Global Holding Berhad, a Malaysian company (“Alps Holdco”), Alps Global Holding Pubco, a Cayman Islands company (“PubCo”), Alps Biosciences Merger Sub, a Cayman Islands company and the wholly owned subsidiary of PubCo, GL Sponsor LLC, a Delaware limited liability company (the “Parent Representative”), and Dr. Tham Seng Kong, an individual, in the capacity as the representative for the shareholders of Alps (the “Seller Representative”), in connection with a proposed business combination among the parties (the “Business Combination”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Merger Agreement.

On June 4 and June 5, 2024, Globalink, Alps Holdco and PubCo entered into subscription agreements (the “PIPE Subscription Agreements”) with two investors on substantially same terms (the “PIPE Investors”), pursuant to which, among other things, PubCo has agreed to issue and sell to the PIPE Investors, and the PIPE Investors have agreed to subscribe for and purchase certain number of ordinary shares of PubCo (“PIPE Shares”) at a purchase price of $10.00 per share for an aggregate purchase price of $40,000,000, in a private placement (the “PIPE Investment”).

The purpose of the PIPE Investment is to raise additional capital for use by PubCo following the closing of the Business Combination (the “Closing”). The PIPE Subscription Agreements contain customary representations and warranties of each of Globalink, Alps Holdco, PubCo and the PIPE Investors, and customary conditions to closing, including the consummation of the Business Combination. Under the terms of the PIPE Subscription Agreements, PubCo is obligated to file a registration statement to register for the resale of all the PIPE Shares within 60 days of the Closing (the “Filing Deadline”), and to use its commercially reasonable efforts to cause such registration statement to become effective as soon as practicable after the filing there of.

The securities sold in connection with the PIPE Investment were sold under the exemption from registration provided by Regulation S promulgated under the Securities Act.

A form of the PIPE Subscription Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 1.01 are intended to be summaries only and are qualified in their entirety by reference to the form of the PIPE Subscription Agreement.

Item 3.02 Unregistered Sale of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Forward-Looking Statements

The information in this Current Report on Form 8-K contains, and certain oral statements made by representatives of PubCo, Globalink and Alps Holdco and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. PubCo’s, Globalink’s and Alps Holdco’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, PubCo’s, Globalink’s and Alps Holdco’s expectations with respect to future performance and anticipated financial impacts of the transactions contemplated by the Merger Agreement (the “Transactions”), the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Globalink or Alps Holdco and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the surviving post-merger entity (the “Company”) or the expected benefits of the Transactions, if not obtained; (ii) the failure to realize the anticipated benefits of the Transactions; (iii) matters discovered by the parties as they complete their respective due diligence investigation of the other parties; (iv) the ability of Globalink prior to the Transactions, and the Company following the Transactions, to maintain the listing of the Company’s shares on a national exchange; (v) costs related to the Transactions; (vi) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Merger Agreement by the stockholders of Globalink; (vii) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (viii) the outcome of any legal proceedings that may be instituted against PubCo, Globalink or Alps Holdco related to the Transactions; (ix) the attraction and retention of qualified directors, officers, employees and key personnel of PubCo, Globalink and Alps Holdco prior to the Transactions, and the Company following the Transactions; (x) the ability of the Company to compete effectively in a highly competitive market; (xi) the ability to protect and enhance Alps Holdco’s or the Company’s corporate reputation and brand; (xii) the impact from future regulatory, judicial, and legislative changes in Alps Holdco’s or the Company’s industry; (xiii) competition from larger companies that have greater resources, technology, relationships and/or expertise; (xiv) future financial performance of the Company following the Transactions, including the ability of future revenues to meet projected milestones; (xv) the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xvi) the ability of the Company to generate sufficient revenue from each of its revenue streams; (xvii) the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; (xviii) the Company’s ability to manage a complex set of marketing relationships and realize projected revenues from its business; (xix) product sales and/or services; (xx) the Company’s ability to execute its business plans and strategy; (xxi) the ability of the Company to anticipate or successfully implement new technologies; (xxii) the ability of the Company to successfully collaborate with business partners; (xxiii) risks relating to the Company’s operations and business, including information technology and cybersecurity risks; and (xxiv) other risks and uncertainties disclosed from time to time in other reports and other public filings with the SEC by PubCo, Globalink or Alps Holdco. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. PubCo, Globalink and Alps Holdco undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Readers are referred to the most recent filings with the SEC by Globalink. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and none of PubCo, Alps Holdco nor Globalink undertake any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in The Solicitation

Globalink, Alps Holdco, PubCo and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Globalink securities in respect of the proposed Transactions. Information about Globalink’s directors and executive officers and their ownership of Globalink’s securities is set forth in Globalink’s filings with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in a proxy statement pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Solicitation or Offer

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

10.1*	Form of PIPE Subscription Agreement by and among Globalink Investment Inc., Alps Life Sciences Inc., Alps Global Holding Pubco, and the undersigned PIPE Investor thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2024

GLOBALINK INVESTMENT INC.

By:	/s/ Say Leong Lim
Name:	Say Leong Lim
Title:	Chief Executive Officer